UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS

(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA              94109

                         (Address of principal executive offices)                     (Zip code)

Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Encompass Fund

SEMI-ANNUAL REPORT
November 30, 2007

ENCOMPASS FUND SEMI-ANNUAL LETTER

January, 2008

We are pleased to provide this semi-annual report for the fiscal six-month period ended November 30, 2007.

For the calendar year 2007, Encompass Fund's total return (price appreciation plus an income distribution) was 12.25%.  The Dow Jones Wilshire 5000 Index (the Fund's benchmark) had a total return for 2007 of 5.62%.  The Fund had a dividend of 8.77 cents per share, which was declared and paid on December 27, 2007.  The Fund's total return for the 12-month period ending November 30, 2007 was 7.02% versus 7.51% for the Dow Jones Wilshire 5000 Index.

We have continued the Fund's investments on the same basic path as previously expressed with an emphasis on companies, both  U.S. and foreign,  involved with exploring for and producing various commodities, such as precious metals (gold and silver); industrial metals (copper, zinc, nickel, and rare earth minerals); and energy (oil, natural gas, coal and uranium).  The economies of countries throughout the world continue to grow, creating a supply-demand imbalance for commodities.  We believe this will continue.

Two of our commodity companies were acquired at nice gains for the Fund.  Northern Orion Resources, a copper-gold company with holdings in Argentina, was acquired by Yamana Gold in a stock transaction.  Northern Orion was the Fund's largest position at May 31, 2007.  Arizona Star Resource, the Fund's second largest holding at November 30, 2007, was subsequently acquired by Barrick Gold in an all cash transaction.

The Fund's largest holding at November 30, 2007 was Northwestern Corp., which is an electric and gas utility serving South Dakota, Montana and Nebraska.  This position arose from the Fund's purchase of warrants when an Australian company made a purchase offer for Northwestern.  The warrant was selling at a discount to its ultimate value based on the buyout price.  We believe that the discount arose from it being an under-followed (by Wall Street) security.   Ultimately, the buyout failed due to the rejection of the proposal by the Montana utilities commission.  Needless to say, the value of the stock and the warrants dropped in price.  The warrants value relative to the stock dropped by a greater percentage and we acquired additional warrant’s,

2007 Semi-Annual Report 1

as our analysis was that the stock price had been unduly depressed as a result of the failed buyout.  We exchanged the warrants for stock when the warrants were expiring, and the stock price has been recovering.  The Fund now has an unrealized gain in the Northwestern stock.  While we are comfortable holding a utility company yielding over 4.5%, particularly in these volatile markets, we are reducing the position from time to time.  We describe this situation at some length, as an indication of our interest in investments for the Fund that are not well understood, while remaining cognizant of the risks involved.

The sub-prime situation and resulting corporate credit crunch has adversely affected the REITs the Fund owns.  The flip side is that we believe that there are opportunities for experienced and knowledgeable managements with access to capital to prosper from the financial market turmoil that currently exists, so the Fund has started to selectively purchase some specialty finance companies that we believe will benefit from the current situation.

We again thank our investors for the trust and confidence placed in us by your investment in the Fund.

Please tell your friends about the Fund, and visit the Fund's website, www.encompassfund.com, for additional information.

Best regards,

Malcolm H. Gissen,

Marshall G. Berol,

Portfolio Manager

            Portfolio Manager

2007 Semi-Annual Report 2

Encompass Fund

*Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

November 30, 2007 NAV $10.26

TOTAL RATE OF RETURN (%) FOR PERIOD ENDED NOVEMBER 30, 2007.

                   Since

1 Year(A)

   Inception(A)

Encompass Fund

             7.02%

                     2.07%

Dow Jones Wilshire 5000 Index (B)

             7.51%                     13.05%

(A) Since Inception and 1 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Encompass Fund was June 30, 2006.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2007 Semi-Annual Report 3

Availability of Quarterly Schedule of Investments  (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines  (Unaudited)

Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example  (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on May 31, 2007 and held through November 30, 2007.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                      Expenses Paid

                                                        Beginning                   Ending                     During the Period*

                                                    Account Value           Account Value                May 31, 2007 to

                                                    May 31, 2007         November 30, 2007           November 30, 2007

Actual                                   $1,000.00                   $914.44                          $6.94

Hypothetical**                       $1,000.00                 $1,017.75                          $7.31

(5% annual return

before expenses)

*

Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half year period).

2007 Semi-Annual Report  4

Encompass Fund

		Schedule of Investments
	November 30, 2007 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Application Software & Services
30,000	CounterPath Corp. *	$ 14,100	0.44%

Automotive/Truck Rentals
2,530	Avis Budget Group, Inc. *	38,026	1.20%

Bituminous Coal & Lignite Surface Mining
1,750	Peabody Energy Corp.	97,370	3.07%

Copper Mining & Processing
13,300	Arizona Star Resource Corp. * (Canada)	237,405	7.49%

Crude Petroleum & Natural Gas
100,000	Continental Energy Corp. * (Canada)	27,000
2,600	Double Eagle Petroleum Co. *	38,454
4,000	Petrohawk Energy Corp. *	65,200
4,630	Talisman Energy Inc. (Canada)	82,831
		213,485	6.73%

Drug Delivery Systems
20,300	Delcath Systems Inc. *	38,164	1.20%

Fire & Security Systems
300	Tyco International Ltd. (Bermuda)	12,039	0.38%

Generic Drugs
100	3SBio Inc. * (China) **	1,569
1,710	Teva Pharmaceutical Industries Ltd. ** (Israel)	76,317
		77,886	2.46%

Industrial Metals & Minerals
17,000	Avalon Ventures Ltd. * (Canada)	29,070
25,000	Avalon Ventures Ltd. Units * (Restricted) *** (Canada)	38,475
13,225	Canadian Royalties Inc. * (Canada)	39,118
271,500	Goldbrook Ventures * (Canada)	73,254
		179,917	5.67%

Lodging Operations
2,815	Wyndham Worldwide Corp. *	82,114	2.59%

Oil & Gas Royalty Trusts
2,400	Advantage Energy Income Fund (Canada)	25,176
2,750	Canetic Resources Trust (Canada)	37,703
2,400	Cresent Point Energy Trust * (Canada)	56,840
		119,719	3.78%

Oil/Gas Construction & Service
3,650	Global Industries Ltd. *	80,920	2.55%

Precious Metals Mining & Processing
40,000	Claude Resources Inc. * (Canada)	53,200
30,000	Exeter Resource Corp. * (Canada)	140,700
10,475	Fronteer Development Group Inc. * (Canada)	107,369
5,500	Seabridge Gold Inc. * (Canada)	138,875
10,450	US Gold Corp. *	35,844
10,046	Yamana Gold Inc. (Canada)	129,185
		605,173	19.09%

Security Brokers, Dealers & Flotation Companies
3,850	TD AMERITRADE Holding Corporation *	71,957	2.27%

Semiconductors & Related Devices
10,000	DayStar Technologies Inc. *	45,000	1.42%

Silver Mining and Processing
18,800	Endeavour Silver Corp. * (Canada)	74,448
3,000	Silver Wheaton Corp. * (Canada)	44,910
		119,358	3.76%

*Non-Income producing securities during the period.

**ADR - American Depository Receipt.

***Each Avalon Ventures Ltd. Unit is comprised of 1 share of restricted Avalon Ventures common stock and

1/2 of a warrant that expires May 22, 2009 with a strike price of $2.00 Canadian.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  5

Encompass Fund

			Schedule of Investments
		November 30, 2007 (Unaudited)

Shares/Principal Amount			Market Value	% of Net Assets

COMMON STOCKS
Specialty Finance
3,105	KKR Financial Holdings LLC		$ 47,289	1.49%

Surgical & Medical Instruments
300	Covidien, Ltd. (Bermuda)		12,033	0.38%

Uranium Mining & Exploration
800	Cameco Corp. (Canada)		33,096
11,000	Paladin Resources Ltd. * (Canada)		63,755
15,000	Uranium Energy Corp. *		54,750
			151,601	4.78%

Utilities
11,865	Northwestern Corp.		330,440	10.43%

Wholesale - Electronic Parts & Equipment
300	Tyco Electronics, Ltd. (Bermuda)		11,217	0.35%

Wholesale - Petroleum Distribution
2,125	Aegean Marine Petroleum Network Inc. (Greece)		85,000	2.68%

Zinc Recycling & Products
2,750	Horsehead Holding Corp. *		45,733	1.44%

Total for Common Stock (Cost - $2,493,185)			2,715,946	85.65%

REAL ESTATE INVESTMENT TRUSTS
8,000	Ashford Hospitality Trust Inc.		61,920
6,200	Crystal River Capital Inc.		87,606
1,500	iStar Financial Inc.		43,905
2,350	Lexington Corporate Properties Trust		41,571
4,265	Monmouth Capital Corp.		33,353
6,000	Prime Group Realty - Pfd. B		72,600
Total for Real Estate Investment Trusts (Cost - $420,832)			340,955	10.75%

PUT OPTIONS
		Shares Subject
Expiration Date/Exercise Price		to Put

Seabridge Gold Inc. * (Canada)		5,500	12,375	0.39%
February 2008 Puts @ 22.50
Total (Premiums Paid - $11,055)

Cash Equivalents
88,859	Huntington Bank Money Market Fund IV 3.91% ****		88,859	2.80%
	(Cost - $88,859)

	Total Investments		3,158,135	99.59%
	(Cost - $3,013,931)

	Other Assets in excess of Liabilities		12,870	0.41%

	Net Assets		$ 3,171,005	100.00%

*Non-Income producing securities during the period.

**** Variable rate security; the rate shown was the rate at November 30, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report 6

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2007

Assets:
Investment Securities at Market Value	$ 3,158,135
(Identified Cost - $3,013,931)
Receivables:
Receivables for Fund Shares Sold	14,970
Dividends and Interest	1,813
Total Assets	3,174,918
Liabilities
Service Fees Payable	1,214
Management Fees Payable	2,699
Total Liabilities	3,913
Net Assets	$ 3,171,005
Net Assets Consist of:
Paid In Capital	$ 3,148,510
Accumulated Undistributed Net Investment Income	17,956
Realized Loss on Investments - Net	(139,665)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	144,204
Net Assets, for 309,212 Shares Outstanding	$ 3,171,005
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($3,171,005/309,212 shares)	$ 10.26

Statement of Operations (Unaudited)
For the six month period ended November 30, 2007

Investment Income:
Dividends (Net of $1,081 foreign taxes withheld)	$ 3,731
Interest	28,999
Total Investment Income	32,730
Expenses:
Service Fees (Note 3)	6,131
Management Fees (Note 3)	13,626
Total Expenses	19,757

Net Investment Income	12,973

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(137,481)
Net Decrease In Unrealized Depreciation on Investments	(81,307)
Net Realized and Unrealized Gain (Loss) on Investments	(218,788)

Net Decrease in Net Assets Resulting from Operations	$ (205,815)

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report 7

Encompass Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2007		6/30/2006*
	to		to
	11/30/2007		5/31/2007
Increase (Decrease) in Net Assets from Operations:
Net Investment Income	$ 12,973		$ 8,548
Net Realized Loss on Investments	(137,481)		(2,184)
Unrealized Appreciation (Depreciation) on Investments	(81,307)		225,511
Net Increase (Decrease) in Net Assets Resulting from Operations	(205,815)		231,875

Distributions to Shareholders from Net Investment Income	-		(3,565)

Capital Share Transactions:
Proceeds From Sale of Shares	1,466,995		1,675,042
Shares Issued on Reinvestment of Dividends	-		3,565
Cost of Shares Redeemed	(12,541)		(84,551)
Net Increase from Shareholder Activity	1,454,454		1,594,056

Total Increase	1,248,639		1,822,366

Net Assets at Beginning of Period	1,922,366		100,000
Net Assets at End of Period (Including undistributed net investment	$ 3,171,005		$ 1,922,366
income of $17,956 and $4,983, respectively.)

Share Transactions:
Issued	139,112		169,839
Reinvested	-		382
Redeemed	(1,199)		(8,922)
Net increase in shares	137,913		161,299
Shares outstanding beginning of period	171,299		10,000
Shares outstanding end of period	309,212		171,299

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding throughout the period:	6/1/2007		6/30/2006*
	to		to
	11/30/2007		5/31/2007
Net Asset Value -
Beginning of Period	$ 11.22		$ 10.00
Net Investment Income ***	0.05		0.10
Net Gains or Losses on Securities
(realized and unrealized)	(1.01)		1.15
Total from Investment Operations	(0.96)		1.25

Less Distributions from Net Investment Income	0.00		(0.03)

Net Asset Value -
End of Period	$ 10.26		$ 11.22
Total Return ****	(8.56)%		12.59%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	3,171		1,922

Ratio of Expenses to Average Net Assets	1.45%	**	1.45%	**
Ratio of Net Income to Average Net Assets	0.95%	**	1.15%	**

Portfolio Turnover Rate	6.49%		11.26%

* Commencement of investment operations.
** Annualized
*** Calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and is not annualized.

The accompanying notes are an integral part of these

financial statements.

2007 Semi-Annual Report  8

NOTES TO FINANCIAL STATEMENTS

ENCOMPASS FUND

NOVEMBER 30, 2007

(UNAUDITED)

1.) ORGANIZATION

Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006.  The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar         characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being       valued, securities are valued at fair value as determined in good faith by the Adviser, in      conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FOREIGN CURRENCY:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market

2007 Semi-Annual Report  9

Notes to the Financial Statements (Unaudited) - continued

prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITY: The investment in 25,000 Units issued by Avalon Ventures, Ltd. (each unit consists of l share of common stock and 1/2 of a warrant), the sale of which is restricted, has been valued by the Adviser pursuant to the Fund's Good Faith Pricing Guidelines at $1.54 per Unit, after considering various pertinent factors, including the discount to the trading price of Avalon's common stock at which the Units were purchased; the restrictions on sale of the Units; and the market price of the stock being below the exercise price of the warrant.  No quoted market price exists for Avalon Ventures restricted Units.  It is possible that the estimated value may differ significantly from the amount that might be ultimately realized, and the difference could be material.

SECURITY LOANS:  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors.  The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral.  The Fund continues to receive interest or dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment   companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2007 Semi-Annual Report  10

Notes to the Financial Statements (Unaudited)  - continued

NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, on May 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized.  These tax provisions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and     disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

3.) MANAGEMENT AND SERVICES AGREEMENTS

Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of May 31, 2007) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest).  For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the six month period ended November 30, 2007, the Adviser earned management fees totaling $13,626, of which $2,699 was still due to the Adviser at November 30, 2007.  For the same period the Adviser earned services fees of $6,131, of which $1,214 was still due to the Adviser at November 30, 2007.

A trustee and all but one of the officers of the Trust are shareholders and officers of the Adviser.  The other officer of the Trust is an employee of a company under common control with the Adviser.

2007 Semi-Annual Report  11

Notes to the Financial Statements (Unaudited) - continued

4.) INVESTMENT TRANSACTIONS

For the six month period ended November 30, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,749,139 and $165,952 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At November 30, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

 Appreciation                    (Depreciation)

                          Net Appreciation (Depreciation)

   $453,522                         ($309,318)                                                  $144,204

For Federal income tax purposes, the cost of investments, including short-term investments, owned at November 30, 2007 was $3,013,931. There was no difference between book cost and tax cost.

5.) TAX MATTERS

The Fund did not pay a dividend distribution for the six month period ended November 30, 2007.

6.) CAPITAL SHARES

The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2007 was $3,148,510 representing 309,212 shares outstanding.

7.) RELATED PARTY TRANSACTIONS

Trustees who are not interested persons of the Fund were paid a total of $2,100 in Trustees fees by the Fund's Adviser for the six month period ended November 30, 2007.

8.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2007, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 60.41% of the Fund and therefore may be deemed to control the Fund.

2007 Semi-Annual Report 12

This page intentionally left blank.

2007 Semi-Annual Report 13

Board of Trustees

Sol Coffino

Malcolm H. Gissen

John F. Runkel

William P. Twomey

Investment Adviser

Brick Asset Management, Inc.

Counsel

Thompson Hine LLP

Custodian

Huntington National Bank

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered

Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Encompass Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:               1/30/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       President

Date:               1/30/08

By: /s/ Malcolm H. Gissen

       Malcolm H. Gissen

       Chief Financial Officer

Date:               1/30/08